UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2019
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 W. Fort Street, Suite 1800 Detroit, Michigan (Address of Principal Executive Offices)	48226 (Zip Code)
Registrant's telephone number, including area code:  (800) 867-9757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHFC	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 16, 2019, Chemical Financial Corporation ("Chemical") and TCF Financial Corporation ("TCF") jointly announced the receipt of regulatory approval from the Board of Governors of the Federal Reserve System for the previously announced merger of equals transaction between Chemical and TCF. The merger is expected to close on August 1, 2019, subject to the satisfaction of customary closing conditions. A copy of the press release announcing the regulatory approval is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

As previously announced, Chemical and TCF have received approval from their respective shareholders with respect to the merger and from the Office of the Comptroller of the Currency with respect to the merger of their respective bank subsidiaries, Chemical Bank and TCF National Bank.

Cautionary Note Regarding Forward-Looking Statements

Statements included in this report, which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "will," "may," "anticipate," "create," "plan," "expect," "should," and "could" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; and

•	the outcome of any legal proceedings that may be instituted against Chemical or TCF.

Additional factors that could cause results to differ materially from those described above can be found in the risk factors described in Item 1A of each of Chemical’s and TCF’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2018 and in the Joint Proxy Statement/Prospectus regarding the proposed merger that was filed with the SEC on May 3, 2019 pursuant to Rule 424(b)(3) by Chemical and on Schedule 14A by TCF. Chemical and TCF disclaim any obligation to update or revise any forward-looking statements contained in this report, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit
99.1	Press Release dated July 16, 2019